                                                                   EXHIBIT 99.11


                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-2



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER


                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE


                               FEBRUARY [27], 2006

                              [MERRILL LYNCH LOGO]

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DEAL NAME:                                               OWNIT 2006-2

WE WOULD LIKE TO SEE THE FOLLOWING DATA ON THE AGGREGATE COLLATERAL AND ON ALL OF THE GROUPS IN THE DEAL.


                                                         AGGREGATE POOL       GROUP: 1           GROUP: 2
                gross WAC (%)                                 7.42               7.56               7.29
                wtd avg FICO                                637.04             626.05             647.70
               FICO < 500 (%)                                    -                  -                  -
               FICO < 550 (%)                                 1.08               1.95               0.24
               FICO < 600 (%)                                17.96              23.66              12.42
              FICO 600-650 (%)                               47.35              51.14              43.67

          % Uninsured w/ LTV > 80%                           18.61              25.21              12.20
                LTV = 80 (%)                                 37.39              33.33              41.33

      WITHOUT SILENT/SIMULTANEOUS 2NDS
              wtd avg CLTV (%)                               79.42              79.85              79.00
                CLTV > 80 (%)                                18.61              25.21              12.20
              CLTV 95 -100 (%)                                4.06               5.88               2.29

      silent/simultaneous 2nd liens (%)                      66.00              53.06              78.55

        WITH SILENT/SIMULTANEOUS 2NDS
                wtd Avg CLTV                                 93.39              90.97              95.74
              CLTV 90 - 95 (%)                                6.54               7.79               5.33
              CLTV 95 - 100 (%)                              64.64              54.60              74.37

                Full Doc (%)                                 82.95              91.00              75.13
               Stated Doc (%)                                17.05               9.00              24.87
         No Doc /No Ratio / NINA (%)                             -                  -                  -
                  purch (%)                                  62.31              44.93              79.16
                 CO refi (%)                                 33.95              49.51              18.86
                 Own Occ (%)                                 96.84              94.28              99.33
                Investor (%)                                  2.99               5.37               0.67
             Prepay Penalty (%)                              86.52              83.45              89.49
               wtd avg DTI (%)                               45.32              44.94              45.69
                  DTI < 40%                                  24.05              26.83              21.35
                DTI 40 - 45%                                 12.68              12.26              13.08
                DTI 45 - 50%                                 25.99              22.85              29.03
                DTI 50 - 55%                                 26.11              25.25              26.95
                  DTI > 55%                                  11.17              12.80               9.59
             ARM ? (% of total)                              77.88              75.00              80.67
              2/28 (% of total)                              36.54              36.36              36.71
              3/27 (% of total)                              38.21              38.43              37.99
              5/25 (% of total)                               2.73                  -               5.39
                1st Lien (%)                                100.00             100.00             100.00
              Avg Loan Balance                          189,029.79         147,364.84         260,465.84
                 # of Loans                               3,100.00           1,958.00           1,142.00
            Loan Bal < $100k (%)                              9.32              15.85               2.98
             Mtg Rates > 12% (%)                                 -                  -                  -
              Manuf Housing (%)                                  -                  -                  -
              largest state (%)                          CA(39.88%)         CA(21.39%)         CA(57.82%)
                IO loans (%)                                 32.00              27.24              36.62
                 10yr IO (%)                                  2.78               2.70               2.85
                 5yr IO (%)                                  29.23              24.54              33.77
                 2 yr IO (%)                                     -                  -                  -
                  IO: FICO                                  639.77             623.80             651.30
                 IO LTV (%)                                  80.18              81.42              79.30
                 IO DTI (%)                                  47.35              46.91              47.67
               IO full doc (%)                               84.42              95.42              76.49
                IO: purch (%)                                62.54              41.93              77.41

                                         TEASER           IO TERM                  GROSS    AVG. BALANCE   INITIAL RATE
LOAN TYPE                                PERIOD (MTHS)    (MTHS)     LOAN TERM     MARGIN        ($)        (ANNUAL %)    % OF POOL
---------                                -------------    ------     ---------     ------        ---        ----------    ---------
Please make appropriate additions to include relevant ARM and/or IO loan types in the deal, and complete the fields listed below
2/28 LIBOR Loan                               24             0          360         6.68       $143,052         7.66%        12.1%
2/28 LIBOR Loan IO                            24            60          360         6.08       $250,098         7.04%        24.5%
3/27 LIBOR Loan                               36             0          360         6.74       $124,975         7.75%         3.5%
3/27 LIBOR Loan IO                            36            60          360         5.92       $210,503         6.89%         3.7%
3/27 LIBOR Loan (40 Year Amortization)        36             0          360         6.56       $179,071         7.56%         1.4%
3/27 LIBOR Loan (45 Year Amortization)        36             0          360         6.59       $218,423         7.57%        29.6%
4/26 LIBOR Loan                               48             0          360         6.34       $256,687         7.34%         0.2%
4/26 LIBOR Loan IO                            48            60          360         5.50       $135,125         6.50%         0.1%
5/25 LIBOR Loan                               60             0          360         5.89       $158,073         6.89%         0.4%
5/25 LIBOR Loan IO                            60            60          360         5.47       $263,303         6.39%         1.0%
5/25 LIBOR Loan (40 Year Amortization)        60             0          360         6.04       $198,375         7.04%         0.1%
5/25 LIBOR Loan (45 Year Amortization)        60             0          360         6.32       $195,384         7.28%         1.3%
7/23 LIBOR Loan (40 Year Amortization)        84             0          360         6.25       $175,938         7.25%         0.0%
7/23 LIBOR Loan (45 Year Amortization)        84             0          360         5.95       $282,603         6.95%         0.1%
30 Year Ballon (40 Year Amortization)          0             0          360         0.00       $162,577         7.67%         0.9%
30 Year Ballon (45 Year Amortization)          0             0          360         0.00       $167,078         7.82%         6.9%
15 Year Fixed Loan                             0             0          180         0.00        $93,462         7.53%         0.2%
20 Year Fixed Loan                             0             0          240         0.00        $81,723         8.72%         0.0%
30 Year Fixed Loan                             0             0          360         0.00       $141,689         7.59%        11.3%
30 Year Fixed Loan IO                          0           120          360         0.00       $200,783         7.22%         2.8%
Total:                                     31.35            65          360         4.98       $189,030         7.42%       100.0%